SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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INFOUSA INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
SECURITY OWNERSHIP
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
PERFORMANCE GRAPH
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
OTHER MATTERS
AUDIT COMMITTEE CHARTER

infoUSA INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of infoUSA Inc., a Delaware corporation (the “Company”), will be held on Tuesday, May 4, 2004, at 5:00 p.m. local time, at The Jaipur, 10999 Elm Street, Omaha, Nebraska 68114, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1. To elect two directors to the Board of Directors for a term of three years;

2. To ratify the appointment of KPMG LLP as the Company’s independent public accountants for the fiscal year ending December 31, 2004; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only stockholders of record at the close of business on March 10, 2004 are entitled to receive notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope included for that purpose. Stockholders attending the Annual Meeting may vote in person even if they have returned a proxy.

Sincerely,

Fred Vakili
Secretary

Omaha, Nebraska

April 2, 2004

infoUSA INC.

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      The enclosed Proxy is solicited on behalf of infoUSA Inc., a Delaware corporation (the “Company”), for use at its 2004 Annual Meeting of Stockholders to be held on Tuesday, May 4, 2004, at 5:00 p.m., local time, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Jaipur, 10999 Elm Street, Omaha, Nebraska 68114. The Company’s principal executive offices are located at 5711 South 86th Circle, Omaha, Nebraska 68127. The Company’s telephone number is (402) 593-4500.

      These proxy solicitation materials are being mailed on or about April 2, 2004 to all stockholders entitled to vote at the meeting. The Company’s Annual Report for the fiscal year ended December 31, 2003, including audited financial statements, is being mailed to stockholders concurrently with this Proxy Statement.

Record Date; Outstanding Shares

      Stockholders of record at the close of business on March 10, 2004 (the “Record Date”) are entitled to receive notice of and vote at the meeting. On the Record Date, 52,385,792 shares of the Company’s Common Stock, $.0025 par value per share, were issued and outstanding. For information regarding holders of more than five percent of the outstanding Common Stock, see “Security Ownership.”

Revocability of Proxies

      Proxies given pursuant to this solicitation may be revoked at any time before they have been voted. Proxies may be revoked by delivering a written notice of revocation to the Company or by duly executing and delivering to the attention of the Secretary of the Company a proxy bearing a later date. Proxies may also be revoked if the stockholder attends the meeting and votes in person.

Voting and Solicitation

      The presence in person or by proxy of holders of a majority of the shares of stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. Every holder of record of Common Stock on the Record Date is entitled, for each share held, to one vote on each proposal or item that comes before the meeting. In the election of directors, each stockholder will be entitled to vote for two nominees and the two nominees with the greatest number of votes will be elected. Ratification of the appointment of the Company’s independent public accountants requires a vote of the majority of the shares represented at the Annual Meeting in person or by proxy and entitled to vote.

      The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining whether a quorum is present. With respect to the election of directors (elected by a plurality of the votes), abstentions will not be taken into account in determining the outcome of the election. With respect to the other matters being considered, abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter and will not be taken into account in determining the outcome of the votes on that matter.

      The cost of this solicitation will be borne by the Company. The Company may reimburse expenses incurred by brokerage firms and other persons representing beneficial owners of shares in forwarding solicitation material to beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers, and regular employees personally, by telephone, or by telegram and no additional compensation will be paid to such individuals.

Deadlines for Receipt of Stockholder Proposals

      The proxy rules of the Securities and Exchange Commission (“SEC”) permit stockholders, after timely notice to a company, to present proposals for stockholder action in a company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by corporate action in accordance with the proxy rules. Stockholder proposals that are intended to be presented at the Company’s 2005 Annual Meeting must be received by the Company no later than December 5, 2004 to be included in the proxy statement and form of proxy for that meeting. The Company’s proxy for the 2005 Annual Meeting may confer on the proxy holder discretionary authority to vote on any Stockholder proposals that are intended to be presented at the Company’s 2005 Annual Meeting that are received after February 16, 2005.

      The Company’s Bylaws provide that certain requirements be met for business to properly come before the stockholders at the Annual Meeting. Among other things, stockholders intending to bring business before the Annual Meeting must provide written notice of such intent to the Secretary of the Company. Such notice must be received by the Company no later than the close of business on the 10th day following the date of this Proxy Statement. Stockholders desiring to bring matters for action at an Annual Meeting should contact the Company’s Secretary for a copy of the relevant requirements. Additionally, any stockholder wishing to recommend candidates for Board membership generally should submit the recommendation in writing to the Secretary of the Company at least 30 but no more than 60 days prior to a date corresponding to the previous year’s Annual Meeting, with the submitting stockholder’s name, address and stockholdings and pertinent information about the proposed nominee similar to that set forth for nominees named herein. Any stockholder wishing to bring matters for action at this year’s Annual Meeting should note that, as permitted by the proxy rules, the persons named as proxies may exercise discretionary voting authority with respect to any such proposal because the proposals will have been received after February 5, 2004 (as disclosed in the Proxy Statement for the 2003 Annual Meeting).

PROPOSAL ONE

ELECTION OF DIRECTORS

General

      The Company’s Board of Directors presently consists of seven directors and is divided into three classes, one of which has three directors and two of which have two directors, with the term of office of one class expiring each year. The terms of office of Harold W. Andersen and Elliot S. Kaplan expire at this year’s Annual Meeting. The terms of office of Richard J. Borda and Dennis P. Walker expire at the 2005 Annual Meeting and the terms of office of Vinod Gupta, Dr. George F. Haddix and Dr. Vasant H. Raval expire at the 2006 Annual Meeting.

      The Company is proposing that the stockholders re-elect the two directors whose terms expire this year (Messrs. Andersen and Kaplan) for terms expiring at the 2007 Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Vote Required

      The two nominees receiving the highest number of affirmative votes of the shares represented at the Annual Meeting in person or by proxy and entitled to vote will be elected to the Board of Directors.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s two nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

      The Board of Directors Recommends That Stockholders Vote “For” each Nominee Listed Below.

Nominees for Election at the Annual Meeting

      The names of the nominees, and certain information about them, are set forth below:

			Director	Nominated for
Name of Nominee	Age	Position/Principal Occupation	Since	Term Expiring
Harold W. Andersen(1)(2)(3)	80	Director; Contributing Editor to Omaha World Herald and Retired Publisher of Omaha World Herald Company.	1993	2007
Elliot S. Kaplan(4)	67	Director; Senior Partner in law firm of Robins, Kaplan, Miller & Ciresi L.L.P.	1988	2007

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Governance and Nominating Committee.

(4)	Member of the Finance Committee.

      Harold W. Andersen has served as a director of the Company since September 1993. He is the former President, Chief Executive Officer, Chairman and Publisher of the Omaha World Herald Company, a newspaper publishing company. Mr. Andersen is currently a Contributing Editor to the Omaha World Herald. Mr. Andersen holds a Bachelor of Science in Liberal Arts from the University of Nebraska. Mr. Andersen is also a director of 2 mutual funds in the Everest mutual fund family.

      Elliot S. Kaplan has served as a director of the Company since May 1988. He is a name partner and former Chairman of the Executive Board of the law firm of Robins, Kaplan, Miller & Ciresi L.L.P. and has practiced law continuously with that firm since 1961. Mr. Kaplan is also a director and officer of Best

Buy Co., Inc. Mr. Kaplan holds a B.A. in Business Administration and a J.D. from the University of Minnesota.

Incumbent Directors Whose Terms of Office Continue after the Annual Meeting

      The names and certain other information about the directors whose terms of office continue after the Annual Meeting are set forth below:

			Director	Term
Name of Director	Age	Position/Principal Occupation	Since	Expires
Richard J. Borda(1)(2)	72	Director; Retired	2003	2005
Dennis P. Walker(3)	58	Director; President and Chief Executive Officer of Jet Linx Aviation.	2003	2005
Vinod Gupta	57	Chairman of the Board and Chief Executive Officer of the Company	1972	2006
Dr. George F. Haddix(3)(4)	65	Director; Chairman and Chief Executive Officer of PKW Holdings, Inc. and PKWARE, INC.	1995	2006
Dr. Vasant H. Raval(1)(2)(4)	64	Director; Professor and Chair, Department of Accounting, at Creighton University	2002	2006

(1)	Member of the Audit Committee.

(2)	Member of the Finance Committee.

(3)	Member of the Governance and Nominating Committee.

(4)	Member of the Compensation Committee.

      Richard J. Borda has served as a director of the Company since February 2003. Prior to his retirement in 1990, Mr. Borda was Vice Chairman and Chief Financial Officer of National Life Insurance Company from 1985 to 1990, and Chairman and Chief Executive Officer of Sentinel Group Funds, Inc. from 1986 to 1990. Mr. Borda is also a director of 2 mutual funds in the Sentinel Group Funds, Inc. family, and has 25 years experience in the banking industry, including serving as Executive Vice President of Wells Fargo Bank. Mr. Borda holds an A.B. in Economics and an M.B.A. from Stanford University.

      Dennis P. Walker has served as a director of the Company since February 2003. Mr. Walker has been President and Chief Executive Officer of Jet Linx Aviation, a corporate jet fractional ownership company, since May 1999. From 1988 to 2002, he was Executive Vice President of Memberworks, Inc., a company which he co-founded. Mr. Walker has also held senior level marketing positions with First Data Resources and IBM.

      Vinod Gupta is the founder of the Company and has been Chairman of the Board of the Company since its incorporation in 1972. Mr. Gupta served as Chief Executive Officer of the Company from the time of its incorporation in 1972 until September 1997 and since August 1998. Mr. Gupta holds a B.S. in Engineering from the Indian Institute of Technology, Kharagpur, India, and an M.S. in Engineering and an M.B.A. from the University of Nebraska. Mr. Gupta also was awarded an Honorary Doctorate from the Monterey Institute of International Studies and an Honorary Doctorate from the University of Nebraska. Mr. Gupta was nominated and confirmed to be the United States Consul General to Bermuda. Then, the President nominated him to be the United States Ambassador to Fiji. Due to business commitments, he withdrew his name from consideration. He was appointed by President Clinton to serve as a Trustee on the Kennedy Center for Performing Arts in Washington, D.C. Mr. Gupta is also a director of 2 mutual funds in the Everest mutual fund family.

      Dr. George F. Haddix has served as a director of the Company since March 1995. Dr. Haddix is Chairman and Chief Executive Officer of PKW Holdings, Inc. and PKWARE, INC., computer software companies headquartered in Brown Deer, Wisconsin. From November 1994 to December 1997, Dr. Haddix served as President of CSG Holdings, Inc. and CSG Systems International, Inc., companies providing software and information services to the communications industry. Dr. Haddix is a director of CSG Systems International, Inc., a service provider for communication companies based in Englewood, Colorado. Dr. Haddix holds a B.A. from the University of Nebraska, an M.A. from Creighton University and a Ph.D. from Iowa State University, all in Mathematics.

      Dr. Vasant H. Raval has served as a director of the Company since October 2002. Dr. Raval has been Professor and Chair of the Department of Accounting at Creighton University since July 2001. He joined the Creighton University faculty in 1981 and has served as Professor of Accounting and Associate Dean and Director of Graduate Programs at the College of Business Administration. Dr. Raval is a director of Syntel Inc., an electronic business solutions provider based in Troy, Michigan.

Board Meetings and Committees

      The Board of Directors of the Company met 6 times during 2003, including 2 telephonic meetings. The Board of Directors has an Audit Committee, a Compensation Committee, a Finance Committee, and a Governance and Nominating Committee, the duties and activities of which are described in greater detail below. The Board has determined that each member of the Board other than Vinod Gupta and Elliot S. Kaplan is independent, as defined by the rules of the National Association of Securities Dealers (“NASD”) for companies listed on the Nasdaq National Market.

      The Audit Committee, which consists of Dr. Vasant H. Raval (Chair), Richard J. Borda, and Harold W. Andersen, met 5 times during 2003, including 1 telephonic meeting. Among other duties, the Committee selects the Company’s independent auditors, reviews and evaluates significant matters relating to the audit and internal controls of the Company, reviews the scope and results of audits by, and the recommendations of, the Company’s independent auditors, and pre-approves all audit and permissible non-audit services provided by the auditors. Before the Company’s independent accountant is engaged by the Company to render audit or non-audit services, the engagement is approved by the Committee. The revised Audit Committee Charter, which was adopted by the Board in October 2003, is attached to this Proxy Statement as Appendix A. A report of the Committee is also contained in this Proxy Statement. Each member of the Committee is independent, as independence for audit committee members is defined by the rules of the NASD, and otherwise satisfies the NASD’s requirements for audit committee membership. The Board has determined that Dr. Raval is an “audit committee financial expert” under the Sarbanes-Oxley Act of 2002.

      The Compensation Committee, which consists of directors Harold W. Andersen (Chair), Dr. George F. Haddix, and Dr. Vasant H. Raval, met 5 times during 2003, including 1 telephonic meeting. The Committee has been delegated the duties of administering existing and future stock and option plans of the Company, including the Company’s 1992 Stock Option Plan and the Company’s 1997 Stock Option Plan, and establishing the compensation of the Company’s executive officers. The Compensation Committee Charter, which was adopted by the Board in October 2003, is posted on the Company’s website at www.infousa.com under the caption “Investor Relations.” Each member of the Committee is independent, as defined by the rules of the NASD.

      The Finance Committee, which consists of Richard J. Borda (Chair), Elliot S. Kaplan, and Dr. Vasant H. Raval, met 4 times in 2003. The Committee assists the Board in fulfilling its oversight responsibilities with respect to the Company’s financial resources, capital structure, and financial strategies by reviewing and making recommendations regarding the Company’s financial resources, organizational capital strategies, investment practices, and other financial matters, as well as related regulatory developments. The Finance Committee Charter, which was adopted by the Board in October 2003, is posted on the Company’s website at www.infousa.com under the caption “Investor Relations.”

      The Governance and Nominating Committee, which consists of Dr. George F. Haddix (Chair), Harold W. Andersen, and Dennis P. Walker, met 3 times during 2003. The Committee identifies and recommends to the Board of Directors qualified director candidates, makes recommendations to the Board regarding Board committee membership, establishes, implements, and monitors practices and processes regarding corporate governance matters, and makes recommendations regarding management succession planning. The Governance and Nominating Committee Charter, which was adopted by the Board in October 2003, is posted on the Company’s website at www.infousa.com under the caption “Investor Relations.” Each member of the Committee is independent, as defined by the rules of the NASD.

      The Committee will consider director candidates recommended by stockholders. The criteria applied by the Committee in the selection of director candidates is the same whether the candidate was recommended by a Board member, an executive officer, a stockholder, or a third party, and accordingly, the Board has not deemed it necessary to adopt a formal policy regarding consideration of candidates recommended by stockholders. Stockholders wishing to recommend candidates for Board membership should submit the recommendations in writing to the Secretary of the Company at least 30 but no more than 60 days prior to a date corresponding to the previous year’s Annual Meeting, with the submitting stockholder’s name, address, and stockholdings and pertinent information about the proposed nominee similar to that set forth for nominees named herein. A stockholder wishing to recommend for nomination or nominate a director should contact the Company’s Secretary for a copy of the relevant procedure. A stockholder intending to nominate an individual as a director at an Annual Meeting, rather than recommend the individual to the Committee for consideration as a nominee, must comply with the advance notice requirements set forth in the Company’s Bylaws, which are described under “Deadlines for Receipt of Stockholder Proposals,” above.

      The Committee identifies director candidates primarily by considering recommendations made by directors, management, and stockholders. The Committee also has the authority to retain third parties to identify and evaluate director candidates and to approve any associated fees or expenses. The Committee did not retain any such third party with respect to the director candidates described in this Proxy Statement. Director candidates are evaluated on the basis of a number of factors, including the candidate’s background, skills, judgment, diversity, experience with companies of comparable complexity and size, the interplay of the candidate’s experience with the experience of other Board members, the candidate’s independence or lack of independence, and the candidate’s qualifications for committee membership. The Committee does not assign any particular weighting or priority to any of these factors, and considers each director candidate in the context of the current needs of the Board as a whole. Director candidates recommended by stockholders are evaluated in the same manner as candidates recommended by other persons.

Attendance at Board Meetings and Annual Meeting

      All of the directors of the Company attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which they served, except Elliot S. Kaplan, who attended 64% of such meetings. Five directors attended the 2003 Annual Meeting.

Board Compensation

      Non-employee directors receive an annual cash retainer of $48,000, payable in monthly installments of $4,000 each. Mr. Gupta does not receive compensation for his service on the Board.

      In April 2003, the Board approved additional compensation for Committee chairs. The chair of each Board committee other than the Audit Committee receives, in addition to other compensation he receives for services as a director, an annual cash retainer of $12,000, payable in monthly installments of $1,000 each. The chair of the Audit Committee receives, in addition to other compensation he receives for services as a director, an annual cash retainer of $24,000, payable in monthly installments of $2,000 each. In 2003, the chair of the Audit Committee received additional cash compensation of $24,000 in recognition of his responsibilities relating to the Company’s compliance with the Sarbanes-Oxley Act of 2002.

Board Contact Information

      If you would like to contact the Board or any committee of the Board, you can send an email to Fred.Vakili@infousa.com, or write to the Company, c/o Secretary, 5711 South 86th Circle, Omaha, Nebraska 68127. All communications will be compiled by the Secretary of the Company and submitted to the Board or the applicable committee or director on a periodic basis.

Code of Conduct

      The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer, and principal accounting officer. The Code of Business Conduct and Ethics is posted on the Company’s website at www.infousa.com under the caption “Investor Relations.”

SECURITY OWNERSHIP

      The following table sets forth the beneficial ownership of the Company’s Common Stock as of the Record Date (i) by each of the executive officers named in the table under “Executive Compensation — Summary Compensation Table,” (ii) by each director, (iii) by all current directors and executive officers as a group, and (iv) by all persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock:

	Common Stock	Percent of
	Beneficially	Outstanding Shares
Beneficial Owners	Owned(1)	of Common Stock

Vinod Gupta	20,404,872	37.9%
5711 South 86th Circle Omaha, NE 68127
Columbia Wanger Asset Management, L.P.(2)	3,523,000	6.7%
227 West Monroe Street, Suite 3000 Chicago, Illinois 60606
FMR Corp.(3)	3,627,576	6.9%
82 Devonshire Street Boston, Massachusetts 02109
Harold W. Andersen(4)	123,516	**
Richard J. Borda	10,000	**
Dr. George F. Haddix(5)	285,216	**
Elliot S. Kaplan	254,496	**
Dr. Vasant H. Raval	10,000	**
Dennis P. Walker	10,000	**
Ray Butkus	15,624	**
Edward C. Mallin	62,332	**
Monica Messer	355,115	**
Fred Vakili(6)	387,792	**
All directors and executive officers as a group (14 persons)	21,961,109	40.4%

**	Less than 1%

(1)	Includes the following shares that may be purchased within 60 days of the Record Date pursuant to the exercise of outstanding options: Mr. Gupta, 1,449,990 shares; Mr. Andersen, 64,916 shares; Mr. Borda, 9,000 shares; Dr. Haddix, 64,916 shares; Mr. Kaplan, 70,916 shares; Dr. Raval, 10,000 shares; Mr. Walker, 10,000 shares; Mr. Butkus, 15,624 shares; Mr. Mallin, 32,332 shares; Ms. Messer, 118,998 shares; Mr. Vakili, 116,624 shares; and all directors and executive officers as a group, 1,979,129 shares.

(2)	Based on a Schedule 13G/ A filed by Columbia Wanger Asset Management, L.P. (“WAM”), WAM Acquisition GP, Inc., the general partner of WAM (“WAM GP”), and Columbia Acorn Trust (“Acorn”) on February 13, 2004. WAM, WAM GP and Acorn have shared voting and investment power over 3,523,000 shares, and sole voting and investment power over no shares.

(3)	Based on a Schedule 13G/ A filed by FMR Corp. (“FMR”) on February 17, 2004. Includes shares beneficially owned by FMR, Edward C. Johnson, III, Abigail P. Johnson, Fidelity Management and Research Company, and Fidelity Low Priced Stock Fund. FMR has shared voting and investment power over no shares, sole voting power over 523,861 shares, and sole investment power over 3,627,576 shares.

(4)	Includes 10,000 shares owned by Mr. Andersen’s spouse.

(5)	Includes 220,300 shares jointly owned by Dr. Haddix’s spouse.

(6)	Includes 8,000 shares owned by Mr. Vakili’s daughter.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee of the Board of Directors has selected KPMG LLP, independent accountants, to audit the books, records and accounts of the Company for the current fiscal year ending December 31, 2004. KPMG LLP has audited the Company’s financial statements since October 14, 1998.

      The affirmative vote of a majority of the shares represented at the Annual Meeting in person or proxy and entitled to vote will be required to ratify the Committee’s selection of KPMG LLP. In the event of a negative vote on such ratification, the Committee will reconsider its selection.

      A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

      The Board of Directors Recommends That Stockholders Vote “For” Ratification of Such Selection.

Audit Fees

      The following table presents aggregate fees billed for professional services rendered by KPMG for the audit of the Company’s fiscal year 2003 and 2002 annual financial statements and for other professional services rendered by KPMG in fiscal year 2003 and 2002.

	Fiscal Year

Type of Fee	2003	2002

Audit Fees	$257,067	$244,000
Audit-Related Fees(1)	155,447	108,224
Tax Fees(2)	5,350	10,463
All Other Fees(3)	-0-	92,196

Total fees	$417,864	$454,883

(1)	Audit-related Fees consists of fees for employee benefit plan audits, due diligence, and assistance with Form 8-K filings.

(2)	Tax Fees consists of fees for state and federal income tax preparation for a Company subsidiary, tax research, and preparation of refund claims.

(3)	All Other Fees consists of fees for finance organization review.

      The above amounts include out-of-pocket expenses incurred by KPMG. The Audit Committee pre-approved all non-audit services described above. The Audit Committee has considered whether the provision of the services described above was and is compatible with maintaining the independence of KPMG.

AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors of the Company consists of three directors who are independent, as independence for audit committee members is defined by the rules of the NASD. The Committee operates under a written charter adopted by the Board. In October 2003, the Board adopted a new Audit Committee Charter, which is attached to this Proxy Statement as Appendix A. Management is responsible for the Company’s internal control and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

      In this context, the Committee met and held discussions with management and the independent accountants. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the consolidated financial statements with management and the independent accountants. The Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company’s independent accountants also provided to the Committee the written disclosures required by Independence Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent accountants that firm’s independence.

      Based upon the Committee’s discussion with management and the independent accountants and the Committee’s review of the representations of management and the report of the independent accountants, the Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 filed with the SEC.

Audit Committee

Dr. Vasant H. Raval (Chair)
Harold W. Andersen
Richard J. Borda

PERFORMANCE GRAPH

      The following Performance Graph compares the cumulative total return to stockholders of the Company’s Common Stock from December 31, 1998 to December 31, 2003 to the cumulative total return over such period of (i) The Nasdaq Stock Market (U.S. Companies) Index, and (ii) the S&P Data Processing Index. The performance graph is not necessarily indicative of future investment performance.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*

AMONG INFOUSA INC., NASDAQ STOCK MARKET INDEX, AND
S&P DATA PROCESSING SERVICES INDEX

	31-Dec-98	31-Dec-99	31-Dec-00	31-Dec-01	31-Dec-02	31-Dec-03

infoUSA Common Stock**	$100	$265.52	$64.38	$132.19	$94.67	$141.14
NASDAQ (U.S. Companies)	$100	$185.43	$111.83	$88.76	$61.37	$91.75
S&P Data Processing Services Index	$100	$136.20	$164.49	$179.07	$127.28	$148.96

*	Assumes $100 invested on December 31, 1998 in infoUSA Inc. Common Stock, Nasdaq Stock Market (U.S. Companies) Index, and S&P Data Processing Services Index.

**	In October 1999, the Company combined its Class A and Class B Common Stock. The information set forth above for periods prior to the combination reflects the historical trading information of the Class B Common Stock.

      The information contained in the Performance Graph will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor will such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates it by reference into any such filing.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth the compensation paid by the Company for fiscal years 2003, 2002 and 2001 to the Company’s Chief Executive Officer and each of the other four most highly compensated executive officers of the Company (collectively, the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

						Long-Term
		Annual Compensation				Compensation

						Stock	All Other
Name and Principal Position	Year	Salary($)		Bonus($)		Options(#)	Compensation($)

Vinod Gupta	2003	$500,770	(1)	$250,000		600,000	$6,000
Chairman of the Board and	2002	560,000	(1)	430,000		500,000	5,500
Chief Executive Officer	2001	96,000	(1)	-0-		1,200,000	2,400

Ray Butkus(2)	2003	$239,231		$-0-		50,000	$3,877
President, Donnelly Group	2002	8,462		-0-		-0-	-0-

Edward C. Mallin	2003	$300,000		$196,767		50,000	$6,000
President, Walter Karl	2002	300,000		176,980		20,000	5,500
	2001	295,000		164,024		54,000	5,100

Monica Messer	2003	$273,558		$-0-		150,000	$6,000
Chief Operations Officer	2002	300,000		25,000		200,000	5,500
	2001	300,000		-0-		49,000	5,100

Fred Vakili	2003	$237,404		$182,000	(3)	35,000	$6,000
Executive Vice President of	2002	260,000		50,000	(3)	-0-	5,500
Administration and	2001	260,000		-0-		46,000	5,100
Chief Administrative Officer

(1)	Excludes certain amounts paid to Annapurna Corporation for reimbursement of Company related travel and entertainment expenses and to Everest Investment Management for rent and investment advisory fees, all as more particularly set forth under “Certain Transactions” in this Proxy Statement.

(2)	Mr. Butkus’ employment with the Company began in December 2002.

(3)	2003 includes $182,000 paid to Alborz Corp., which is wholly-owned by Mr. Vakili. 2002 includes $50,000 paid to Alborz Corp., which is wholly-owned by Mr. Vakili.

Option Grants in the Last Fiscal Year

      The following table sets forth each grant of stock options made during the fiscal year ended December 31, 2003 to each of the Named Executive Officers:

OPTION GRANTS IN LAST FISCAL YEAR

							Potential Realizable
							Value at Assumed
	Individual Grants						Annual Rates of
							Stock Price
			Percent of Total		Market		Appreciation for
			Options Granted		Price on		Option Term($)(2)
	Options		to Employees in	Exercise	Grant	Expiration
Name	Granted(#)		Fiscal Year	Price($)	Date($)	Date	5%	10%

Vinod Gupta	600,000	(1)	42.7%	$8.11	$8.11	07/24/08	$1,344,386	$2,970,742
Ray Butkus	50,000	(1)	3.6%	$6.00	$4.62	02/01/08	—	72,028
Edward C. Mallin	50,000	(1)	3.6%	$8.11	$8.11	07/24/08	112,032	247,562
Monica Messer	150,000	(1)	10.7%	$8.11	$8.11	07/24/08	336,097	742,685
Fred Vakili	35,000	(1)	2.5%	$8.11	$8.11	07/24/08	78,423	173,293

(1)	Figures represent options under the 1997 Stock Option Plan, which vest and become exercisable as follows: 25% vest on the first anniversary of the date of grant. The remaining 75% of the options vest and become exercisable equally over the next 36 months, provided that the optionee continues to be employed by the Company.

(2)	Potential realizable value is based on an assumption that the market price of the underlying security appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These numbers are calculated based on the requirements promulgated by the SEC and do not reflect the Company’s estimate of future stock price growth.

Option Exercises and Fiscal Year-End Option Values

      The following table sets forth, for each of the Named Executive Officers, the value realized on exercised options and the year-end value of unexercised options:

AGGREGATED OPTION EXERCISES

AND DECEMBER 31, 2003 OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options at
	Shares		Options at 12/31/03(#)		12/31/03($)(1)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Vinod Gupta	-0-	$-0-	1,297,908	1,402,092	$364,000	$-0-
Ray Butkus	-0-	-0-	-0-	50,000	-0-	70,500
Edward C. Mallin	21,666	64,551	26,582	70,752	9,215	5,116
Monica Messer	210,000	621,829	96,165	277,835	6,970	2,870
Fred Vakili	-0-	-0-	113,207	42,793	118,593	4,757

(1)	Based on the market price of $7.41 per share of Common Stock on December 31, 2003.

Equity Compensation Plan Table

      The following table sets forth aggregate information regarding grants under all equity compensation plans of the Company as of December 31, 2003:

Number of securities
remaining available for future
	Number of securities to be	Weighted-average	issuance under equity
	issued upon exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities reflected
	warrants and rights	warrants and rights	in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,790,085	$7.98	621,970
Equity compensation plans not approved by security holders	-0-	N/A	-0-

Total	4,790,085	$7.98	621,970

Future Stock Option Grants

      The Company is in the process of developing a new stock option grant program for members of senior management. The purpose of the new program is to provide management with an incentive to promote the sustained growth of the Company over a period of years, and an opportunity to participate in such growth by acquiring and holding Common Stock of the Company. It is currently expected that participants in the program will receive stock options with an exercise price exceeding the fair market value of the Company’s Common Stock on the grant date. To receive the options, participants will also be required to purchase on or around the grant date shares of the Company’s Common Stock at fair market value, and to hold those shares for a period of time. The Company currently anticipates that initial grants under the program will be made under the Company’s 1997 Stock Option Plan.

REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Board of Directors reviews and approves salaries, bonuses and other compensation payable to the Company’s executive officers. The Compensation Committee consists of Directors Harold W. Andersen (Chair), Dr. George F. Haddix and Dr. Vasant H. Raval. None of these persons is an employee of the Company.

      The Compensation Committee’s policy in establishing compensation for executive officers is to reward sustained performance through the payment of base salaries, reward current performance through annual bonuses, and provide long-term incentives through stock options and other opportunities for equity ownership. When establishing the amounts of such compensation, the Compensation Committee considers publicly available information concerning executive compensation levels paid by other companies in the Omaha, Nebraska area and in the industry generally.

      The Compensation Committee reviewed and approved compensation packages for all executive officers in fiscal 2003, including base salaries, bonus plans and stock options. For executive officers other than the Chief Executive Officer, base salaries are based on each officer’s responsibilities and historical performance. For fiscal 2003, there was a 10% reduction in base salary for the executive officers, consistent with the Company’s overall cost reduction efforts. During 2003, two bonus plans were in effect. The first applies to general managers of product sales groups and is based upon each general manager achieving a defined percentage of the Company’s internal revenue and profit goals for his or her product sales group. The second bonus plan, which applies to all other executive officers and key employees (other than the Chief Executive Officer), is based on the achievement of specified Company-wide pre-tax profit levels. In addition, discretionary bonuses were awarded to certain executive officers based on the individual’s contribution to the achievement of the Company’s business goals. Stock options are granted to officers to provide long-term incentives aligned with the interests of the Company’s stockholders, at percentage interests in the Company that are comparable to those held by executive officers in other companies in the Omaha, Nebraska area and in the industry generally.

      In fiscal 2003, the compensation program for Vinod Gupta, Chief Executive Officer of the Company, consisted of a base salary of $490,000 and a bonus potential of $510,000 based on the Company’s achievement of a certain level of revenues and a certain level of EBTA (earnings before taxes and amortization). Although the specified criteria under this bonus plan were not fully achieved, the Company awarded Mr. Gupta a discretionary bonus of $250,000 for fiscal 2003 in recognition of his contribution to the achievement of the Company’s business goals. Mr. Gupta does not participate in the Company’s other bonus programs.

      The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

Compensation Committee

Harold W. Andersen (Chair)
Dr. George F. Haddix
Dr. Vasant H. Raval

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were timely complied with.

CERTAIN TRANSACTIONS

      During 2003, the Company purchased the rights to a skybox at the University of Nebraska — Lincoln football stadium for $617 thousand from Annapurna Corporation, which is 100% owned by Mr. Gupta, the Company’s Chief Executive Officer. The cost covers the remaining 21 years of the lease and has been recorded in other assets on the consolidated balance sheet accompanying the Company’s Annual Report on Form 10-K for fiscal year 2003. Expense recognized for 2003 was $17 thousand. The Company also purchased $11.5 million of its 9 1/2% Senior Subordinated Notes from Mr. Gupta at the same terms and prices offered to unrelated parties.

      Mr. Gupta was eligible for a cash bonus in 2002 based on Company performance. The criteria for Mr. Gupta’s bonus specified that he would receive 10% of the Company’s adjusted EBITDA in excess of $80 million. In January 2002, the Company paid an advance of $1.5 million to Mr. Gupta (based on the Company’s 2001 performance) to be offset against any 2002 bonus payable to Mr. Gupta pursuant to his bonus program. The advance was to be applied to part of or his entire 2002 bonus or repaid by Mr. Gupta by January 2004. In May 2002, Mr. Gupta repaid $0.6 million of the original advance, leaving an advance balance of $0.9 million. Mr. Gupta’s 2002 bonus was determined to be $0.4 million. The remaining balance of $0.5 million was awarded as bonus for 2003 and salary for 2004, resulting in the note receivable being paid in full. Mr. Gupta will not be entitled to any bonus in 2004.

      Annapurna Corporation has fractional ownership in certain aircraft with NetJets. Annapurna Corporation bills the Company when the Company’s employees and officers use the aircraft. The Company paid a total of $2.2 million, $2.2 million and $2.1 million in 2003, 2002 and 2001, respectively, to Annapurna Corporation for usage of the aircraft and other travel expenses. The Company capitalized acquisition costs related to these payments of $0.7 million, $0.6 million and $49 thousand 2003, 2002 and 2001, respectively. The charges by Annapurna Corporation to the Company are comparable or less than charged by other services such as Marquis, and without any commitment by the Company.

      During 2003, the Company paid $182 thousand of discretionary bonus and expense reimbursement to Alborz Corporation which is 100% owned by Fred Vakili, the Company’s Executive Vice President of Administration and Chief Administrative Officer.

      During 2002, the Company paid Everest Asset Management $415 thousand for acquisition-related expenses on certain acquisition transactions. Everest Asset Management is 100% owned by Mr. Gupta.

      The Company paid Everest Investment Management $120 thousand in 2001 for rented office space in a building adjacent to the Company’s facility. Everest Investment Management is 40% owned by Mr. Gupta. During 2001, the Company acquired a building adjacent to the Company’s facility by assuming a mortgage from Everest Investment Management. The purchase price for the building was $2.8 million.

      Mr. Gupta paid for Company expenses totaling $129 thousand in 2001 related to entertainment and investment management services.

      During 2001, the Company invested $1 million in the Everest3 Fund, a blend of three index funds (S&P 500, Dow Jones and NASDAQ 100). Everest Funds Management LLC manages the fund. Mr. Gupta, who is the Chairman and Chief Executive Officer of the Company, owns 100% of the voting stock in Everest Funds Management LLC.

      The Company has retained the law firm of Robins, Kaplan, Miller & Ciresi L.L.P. to provide certain legal services. Elliot S. Kaplan, a director of the Company, is a name partner and former Chairman of the Executive Board of Robins, Kaplan, Miller & Ciresi L.L.P.

      In fiscal 2003, Allen F. Ambrosino, Stormy Dean, Edward C. Mallin, Monica Messer, and Fred Vakili were each indebted to the Company in an amount in excess of $60,000 pursuant to the Company’s October 2001 loans to executive officers to facilitate stock option exercises. The loans were evidenced by promissory notes secured by the option shares, with interest at a rate of 5%, payable annually. Messrs. Ambrosino and Dean, each of whom ceased to be employed by the Company during fiscal 2003, owed a maximum amount in fiscal 2003 of $400,000 and $80,000, respectively. Each of these former executive officers repaid their loans in full. The maximum amounts owed during fiscal 2003 by Messrs. Mallin and Vakili and Ms. Messer, and the amounts owed at December 31, 2004, were $120,000, $105,000, and $100,000, respectively.

OTHER MATTERS

      The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

Omaha, Nebraska

April 2, 2004

Appendix A

infoUSA Inc.

AUDIT COMMITTEE CHARTER

A.     Purpose

      The Audit Committee shall assist the Board of Directors of infoUSA Inc. (the “Corporation”) in fulfilling its oversight responsibilities relating to corporate accounting and financial reporting practices, and the quality and integrity of the financial reports of the Corporation. The Committee’s purpose is to oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation.

      While the Committee has the duties and responsibilities set forth in this Charter, the role of the Committee is oversight. The Committee is not responsible for planning or conducting the audit or determining whether the Corporation’s financial statements are complete and accurate and in accordance with applicable accounting rules. Such activities are the responsibility of management and the Corporation’s independent auditors. The Committee does not itself prepare financial statements or perform audits or auditing services, and its members are not auditors, certifiers of the Corporation’s financial statements or guarantors of the Corporation’s independent auditors’ reports. It is not the duty or responsibility of the Committee to ensure that the Corporation complies with all laws and regulations. The Committee and each of its members shall be entitled to rely on (a) the integrity of those persons and organizations within and outside of the Corporation from which it receives information, (b) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (c) representations made by management as to any audit and non-audit services provided by the independent auditors to the Corporation.

B.     Organization

      1. Membership. The Committee shall at all times consist of at least three directors appointed by the Board of Directors of the Corporation, each member to serve until his or her successor is duly appointed, or until his or her earlier death, resignation or removal by the Board of Directors.

      2. Definitions.

(a) “Audit Committee Financial Expert” means an audit committee financial expert as defined in Item 401 of Regulation S-K, as now in effect or as amended from time to time.

(b) “Financial Expert” means a director who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

(c) “Financially Literate” means being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.

(d) “Independent Director” means a director who is independent under Rule 4200 of the National Association of Securities Dealers (“NASD”).

(e) “Listing Standards” means the rules of the NASD’s Nasdaq Stock Market applicable to the Corporation.

      3. Qualifications.

(a) Knowledge and Experience Requirements. All members of the Committee shall be Financially Literate. At least one member of the Committee shall be a Financial Expert. If possible,

at least one member of the Committee (who may also be the Financial Expert) should be an Audit Committee Financial Expert to allow the Corporation to disclose that it has an Audit Committee Financial Expert.

(b) Independence. Except as provided in the next sentence, each member of the Committee shall be an Independent Director, shall satisfy the requirements of Rule 10A-3(b) promulgated under the Securities Exchange Act of 1934, and shall be free of any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment of the member in carrying out the responsibilities of a director of the Corporation. The Board of Directors may, if necessary, appoint one member to the Committee who does not qualify as an Independent Director but only if such person (i) meets the requirements of SEC’s Rule 10A-3(b) and (ii) is not an employee of the Corporation. Appointment of a director to the Committee who is not an Independent Director shall be made only in strict compliance with the qualification and disclosure rules governing such appointment.

      4. Meetings.

(a) Frequency. The Committee shall meet at least four times during each fiscal year of the Corporation, or as frequently as the Committee deems appropriate. The Committee shall meet with the independent auditors and management in separate meetings, as often as it deems necessary and appropriate.

(b) Agenda and Notice. The Chair of the Committee shall establish the meeting dates and the meeting agenda and send proper notice of each Committee meeting to each member prior to each meeting. The Chair or a majority of the members of the Committee may call a special meeting of the Committee upon 48 hours’ prior notice.

(c) Holding and Recording Meetings. Committee meetings may be held in person or telephonically, or action may be taken by written consent in accordance with Delaware corporate law. The Committee shall keep written minutes of its meetings and submit such minutes to the Board of Directors.

(d) Chair. The Board of Directors shall designate a Chair of the Committee. The Chair shall be an Independent Director.

(e) Quorum. A majority of the members of the Committee shall constitute a quorum.

      5. Compensation. The compensation of Committee members shall be determined by the Board of Directors.

C.     Authority and Responsibilities

Independent Auditors

      1. Selection and Disengagement of Independent Auditors. The Committee shall have the sole authority and the direct responsibility for the appointment, compensation, retention and oversight of the Corporation’s independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting) and the independent auditors shall report directly to the Committee. If the Committee so determines in its sole discretion, or if required by the Corporation’s Certificate of Incorporation or Bylaws, the selection of independent auditors shall be submitted for ratification by the Corporation’s stockholders.

      2. Performance and Independence of Independent Auditors. The Committee shall evaluate the qualifications and performance and confirm the independence of the independent auditors on an ongoing basis, but not less frequently than annually. The Committee shall confirm receipt from the independent auditors of a formal written statement delineating all relationships between the Corporation and the independent auditors, consistent with Independence Standards Board Standard 1 or any successor standards recognized in the industry. The Committee shall actively engage in a dialogue with the auditors

2

with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors and shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the auditors.

      3. Approval of Independent Auditor Services. The Committee shall review and approve the independent auditors’ annual engagement letter and all audit, audit-related, tax and other permissible services proposed to be provided by the independent auditors in accordance with the applicable Listing Standards and SEC rules, and the fees for such services. The Committee, in its sole discretion, may pre-approve permissible services to be provided by the independent auditors. Pre-approval of permissible non-audit services may be made pursuant to policies and procedures established by the Committee for the pre-approval for such services, provided that any such pre-approved non-audit services are reported to the full Committee at its next scheduled meeting. Prior to the establishment of such policies and procedures, approval of all services to be provided by the independent auditors shall be made by the Committee.

      4. Review of Independent Auditor Report. The Committee shall review, prior to the filing of the Corporation’s audit report with the SEC, any reports required to be prepared by the independent auditors on all critical accounting policies and practices to be used; all alternative treatments within applicable accounting rules for policies and practices related to material items that have been discussed with management, including the ramifications of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and any other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

Financial Reporting Process

      5. Open Communications. The Committee shall provide and facilitate an open avenue of communications between the independent auditors, the Board of Directors, senior management and the Corporation’s finance department. The Committee shall also provide and facilitate sufficient opportunity for the internal and independent auditors to meet with members of the Committee without members of management present.

      6. Annual Audit Review. The Committee shall review with management and the independent auditors the Corporation’s financial statements (including footnotes) for each fiscal year, together with the independent auditors’ audit and audit report thereon. In performing such review, the Committee shall review the scope of the audit, the audit procedures utilized, any difficulties or disputes encountered during the audit, any changes in accounting practices or principles, and any other matters related to the conduct of the audit brought to the Committee’s attention by management or the independent auditors, or which are raised by members of the Committee. In connection with the annual reviews, the Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure. Such risks and exposures include, but are not limited to, threatened and pending litigation, claims against the Corporation, tax matters, regulatory compliance and correspondence from regulatory authorities, environmental exposure, and rules and regulations governing internal controls and financial reporting.

      7. Quarterly Reviews. The Committee shall review with management and the independent auditors the Corporation’s financial statements for each quarter prior to their filing with the U.S. Securities and Exchange Commission, together with the independent auditors’ review thereof pursuant to professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards. In connection with the quarterly reviews, the Committee shall inquire about and review with management and the independent auditors any significant risks or exposures faced by the Corporation and discuss with management the steps taken to minimize such risk or exposure.

      8. Review of Internal Controls. The Committee shall consider and review with management and the independent auditors the adequacy of the Corporation’s internal controls, including information systems controls and security and bookkeeping controls. The Committee shall also review in this regard any findings and recommendations of the independent auditors, including their management letters.

3

      9. Review of Audit Scope. The Committee shall consider and review with management and the independent auditors the scope of the audit for the current fiscal year and the plan of the independent auditors in conducting the audit.

      10. Legal Compliance; Investigations. In connection with the annual review, the Committee shall inquire about and review with management any legal and regulatory matters that may have a material impact on the Corporation’s financial statements or financial reporting.

Disclosures

      11. Audit Committee Report. The Committee shall prepare an Audit Committee Report for inclusion in the Corporation’s Proxy Statement for each annual meeting of stockholders pursuant to the rules governing such Reports.

      12. Recommendation. The Committee shall recommend to the Board whether the audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

      13. Audit Committee Disclosures. The Committee shall review all other disclosures made regarding the Committee or the audit engagement in the Corporation’s SEC filings.

Conflicts of Interest and Complaints

      14. Conflicts of Interest. The Committee shall, prior to the date required by applicable Listing Standards, establish procedures for the approval of all related-party transactions involving executive officers and directors.

      15. Submission of Complaints. The Committee shall, prior to the date required by applicable Listing Standards, establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

Access to Records, Legal Counsel and Advisors

      16. Access to Records and Personnel. The Committee shall have full access to any relevant records of the Corporation that it deems necessary to carry out its responsibilities. The Committee may request that any officer or other employee of the Corporation or any advisor to the Corporation meet with members of the Committee or its advisors, as it deems necessary to carry out its responsibilities.

      17. Independent Advisors. The Committee shall have the authority, without further action by the Board of Directors, to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary to carry out its responsibilities. Such independent advisors may be the regular advisors to the Corporation. The Committee is empowered, without further action by the Board of Directors, to cause the Corporation to pay the compensation of such advisors as established by the Committee.

Funding of the Audit Committee

      18. Funding. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors or any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation; to any other advisors engaged by the Committee; and of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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Other Responsibilities

      19. Reports to Board of Directors. The Committee shall report regularly to the Board of Directors of the Corporation regarding the meetings of the Committee with such recommendations to the Board of Directors as the Committee deems appropriate.

      20. Annual Review of this Charter. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for its approval.

      21. Other Responsibilities. The Committee shall perform such other duties as may be required by law or requested by the Board of Directors or deemed appropriate by the Committee. The Committee shall discharge its responsibilities, and shall assess the information provided to the Committee, in accordance with its business judgment. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate.

      22. Certification to NASD. Any member of the Committee or management of the Corporation is authorized to certify to the NASD the Corporation’s compliance with rules governing audit committees in such form as the NASD may prescribe.

      This Audit Committee Charter was adopted by the Board of Directors of the Corporation on October 20, 2003.

5

Appendix

infoUSA INC.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 4, 2004
5:00 p.m.
at: The Jaipur
10999 Elm Street
Omaha, Nebraska 68114

infoUSA Inc.
5711 South 86th Circle, Omaha, Nebraska 68127	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders of infoUSA Inc. (the “Company”) to be held on May 4, 2004 or any adjournments thereof.

The shares of the Company’s Common Stock you hold as of the record date on March 10, 2004 will be voted as you specify below.

By signing the proxy, you revoke all prior proxies and appoint Raj Das and Fred Vakili, or either of them, as proxies with full power of substitution, to vote all shares of stock of the Company of record in the name of the undersigned at the close of business on March 10, 2004 at the Annual Meeting of Stockholders.

The undersigned stockholder hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting to be held on May 4, 2004.

See reverse for voting instructions.

\/   Please detach here   \/

The Board of Directors Recommends a Vote FOR Items 1 and 2.

1.	Election of directors (with	01	Harold W. Anderson	☐	Vote FOR			☐	Vote WITHHELD
	terms expiring 2007):	02	Elliot S. Kaplan		all nominees				from all nominees
					(except as marked)

	(Instructions: To withhold authority to vote for any indicated nominee,
	write the number(s) of the nominee(s) in the box provided to the right.)

2.	Proposal to ratify the appointment of KPMG LLP as the			☐	For	☐	Against	☐	Abstain
	Company's independent auditors.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE WITH RESPECT TO SUCH OTHER MATTERS AS MAY BE PROPERLY BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

Address Change? Mark Box
Indicate changes below:   ☐

Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If
held in joint tenancy, all persons must sign. Trustees,
administrators, etc., should include title and authority.
Corporations should provide full name of corporation and title of authorized officer signing the proxy.